Valued Advisers Trust

Angel Oak Multi-Strategy Income Fund

Class A (ANGLX)

Class C (ANGCX)

Supplement to the Prospectus dated May 30, 2012 (as amended)

Supplement dated January 11, 2013

The following replaces the sections entitled “Purchases Without a Sales Charge—Class A” and “Contingent Deferred Sales Charge—Class C” in their entirety beginning on page 21 of the Prospectus. The section entitled “Contingent Deferred Sales Charge and Dealer Reallowance—Class A” is hereby deleted.

Purchases Without a Sales Charge—Class A

Class A shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. The Fund reserves the right to modify or terminate these arrangements at any time.

•

Purchases by: (i) current and former officers, Trustees/Directors, and employees of the Angel Oak Multi-Strategy Income Fund, the Manager, or any of the Manager’s current affiliates and those that may in the future be created; (ii) legal counsel to the Angel Oak Multi-Strategy Income Fund; and (iii) registered representatives and employees of broker/dealers who have entered into dealer’s agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan established by any of the foregoing entities, counsel, or broker/dealers may also purchase shares at NAV.

•

Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Angel Oak Multi-Strategy Income Fund.

•

Purchases for the benefit of the clients of brokers, dealers, and registered investment advisors if such brokers, dealers, or investment advisors have entered into an agreement with the Distributor providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee-based programs. Investors may be charged a fee when effecting transactions in Class A shares through a broker or agent that offers these special investment products.

•	Purchases by financial institutions, acting as a fiduciary, investing for the accounts of their trust customers if they are not eligible to purchase shares of the Fund’s Institutional Class.

•

Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firms have entered into a Class A NAV agreement with respect to such retirement platforms.

•	Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

•

Waiver of Class A sales charge for financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

•

Purchases by certain participants in defined contribution plans and members of their households whose plan assets will be rolled over into IRA accounts (IRA Program) where the financial intermediary has entered into an agreement specifically relating to such IRA Program with the Distributor.

Contingent Deferred Sales Charge—Class C Shares

Class C shares are subject to a CDSC of 1.00% if you redeem your shares within twelve (12) months of purchase, based on the lower of the shares’ cost or current net asset value. Any Class C shares acquired by reinvestment of distributions will be redeemed without a CDSC.

In determining whether a CDSC is payable, the Fund will first redeem Class C shares not subject to any charge.

The Fund’s applicable CDSCs may also be waived under the following circumstances:

Redemptions in accordance with a systematic withdrawal plan

Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

Redemptions that result from the right to liquidate a shareholder’s account

Redemptions that result from the right to liquidate a shareholder’s account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

Section 401(a) qualified retirement plan distributions

Distributions to participants or beneficiaries from a retirement plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

Section 401(a) qualified retirement plan redemptions

Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under Section 401(a) of the Internal Revenue Code with respect to that retirement plan.

Periodic distributions from an individual retirement account

Periodic distributions from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans) not subject to a penalty under Section 72(t)(2)(A) of the Internal Revenue Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Internal Revenue Code.

Returns of excess contributions due to any regulatory limit

Returns of excess contributions due to any regulatory limit from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans).

Distributions by other employee benefit plans

Distributions by other employee benefit plans to pay benefits.

Systematic withdrawals from a retirement account or qualified plan

Systematic withdrawals from a retirement account or qualified plan that are not subject to a penalty pursuant to Section 72(t)(2)(A) of the Internal Revenue Code or a hardship or unforeseen emergency provision in the qualified plan1 as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Internal Revenue Code.

Distributions from an account of a redemption resulting from death or disability

Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

Redemptions by certain legacy retirement assets

Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI.

Redemptions by the classes of shareholders who are permitted to purchase shares at NAV

Redemptions by the classes of shareholders who are permitted to purchase shares at NAV, regardless of the size of the purchase.

[1]	Qualified plans that are fully redeemed at the direction of the plan’s fiduciary are subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

The Fund’s distributor receives the entire amount of any CDSC you pay. See the Fund’s Statement of Additional Information for additional information about the CDSC.

*  *  *  *  *  *

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated May 30, 2012, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 625-3042.